UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): December 28, 2017

FLITWAYS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55316	47-2489112
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Corporate Pointe, Suite 550

Culver City, CA 90230

 (Address of principal executive offices)

Phone: (855) 710-0915

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company          [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 28, 2017, FlitWays Technology, Inc. (f/k/a Cataca Resources, Inc.)., a Nevada corporation (the “Company”) entered into an Employment Agreement (the “Agreement”) with Tobi Mac Aro (“Mr. Aro”) an individual. Pursuant to the terms and conditions of the Agreement, Mr. Aro shall serve as the Company’s President, Chief Executive Officer, Interim Chief Financial Officer, Interim Principal Financial Officer and a member of the Board of Directors and shall assume such other positions as reasonably requested by the Board of Directors, commencing on January 1, 2018 for a term of three (3) years, and shall have the option to be renewed for an additional one (1) year unless earlier terminated.  In exchange for his services, Mr. Aro shall receive a yearly salary as per the following schedule:

2018: $150,000

2019: $250,000

2020: $250,000

As part of the Agreement Mr. Aro will receive option grants to reflect important objectives met during such periods. Mr. Aro, will be granted 7,000,000 options as of December 31, 2017 as per the Agreement and additional option grants as per the following schedule:

2018: 8,000,000 option grants

2019: 8,000,000 option grants

2020: 8,000,000 option grants

 The Agreement also contains an incentive bonus for each year of the Agreement. The incentive bonus shall be based on the salary for that year and is tied to performance hurdles detailed in the Appendix A to the Agreement.

The foregoing summary description of the Employment Agreement is not complete and is qualified in its entirety by reference to the full text of the Employment Agreement. The Employment Agreement also contains customary events of cancellation. For further information regarding the terms and conditions of the Employment Agreement, this reference is made to such agreement, which the Company has filed; herewith, as exhibit 10.01 to our Current Report on Form 8-K and is incorporated herein by this reference.

Item 2.03 – CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 3.02 – UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.  Reference is made to the issuance of the shares of restricted Company common stock to Mr. Aro, as described under Item 1.01 above.  The issuance of the shares will be conducted by the Company in reliance upon the exemption from registration provided by Section 4(2) and upon Regulation S of the Securities Act of 1933, as amended.

Item 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 10.01	Employment Agreement by and between the Company and Tobi Mac Aro, dated December 28, 2017.	Filed Herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLITWAYS TECHNOLOGY, INC.

Date: December 29, 2017

By: /s/ Tobi Mac Aro

Tobi Mac Aro

President & CEO

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